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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 25, 2005

ISONICS CORPORATION
(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01—Other Events

        On October 25, 2005, we held our annual meeting of shareholders in Golden, Colorado. Two proposals were submitted to the shareholders for approval as set forth in Isonics Corporation's proxy statement dated September 15, 2005:

  1.
  The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

  2.
  The approval to remove certain share issuance limitations associated with the February 2005 issuance of certain convertible debentures and common stock warrants in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii).

Items 5.02 and 5.03 are not applicable to this report since the matters voted upon by the shareholders were disclosed in a proxy statement filed by Isonics. There was no solicitation contrary to Isonics' proxy statement.

        27,081,671 shares were present at the meeting and constituted a quorum.

        The names of the directors elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified, and the number of votes cast for and against were as follows. Our common stock and outstanding shares of our Series A convertible preferred stock voted as a single class in the election of directors.

Name of Director	Shares FOR	Shares WITHHELD
James E. Alexander	26,756,416	325,255
Boris Rubizhevsky	26,756,516	325,155
Lindsay A. Gardner	26,756,316	325,355
Richard H. Hagman	26,756,416	325,255
C. Stewart Verdery, Jr.	26,753,913	327,758
Richard Parker	26,758,013	323,658
Russell W. Weiss	26,756,416	325,255

        Abstentions and broker non-votes were not counted for the purposes of determining the outcome of the vote on the election of directors. They are included within the total of "shares withheld," above.

        The shareholders approved the removal of certain share issuance limitations associated with the February 2005 issuance of certain convertible debentures and common stock warrants in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) as described in the proxy statement. 5,847,660 shares voting voted for such approval and 647,943 shares voting against (71,225 shares abstaining).

        At the meeting, we also highlighted for attending shareholders the discussion set forth in a press release we issued on October 25, 2005, describing our business activities. A copy of that press release is attached hereto as an exhibit.

Item 9.01. Financial Statements, Pro-Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated October 25, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of October 2005.

Isonics Corporation
By:	/s/ JAMES E. ALEXANDER James E. Alexander President and Chief Executive Officer

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  Item 8.01—Other Events
  Item 9.01. Financial Statements, Pro-Forma Financial Information and Exhibits
SIGNATURES